Exhibit 10.2.d
AMENDMENT NO. 4
TO CONSULTING AGREEMENT
This AMENDMENT NO. 4 to the Consulting Agreement between the parties is entered into by and between Michael Baker Corporation, a Pennsylvania Corporation (the “Corporation”) and Richard L. Shaw, an individual (the “Executive”), effective April 26, 2007.
WHEREAS, the Corporation and the Executive entered into the Consulting Agreement, a true and correct copy of which is attached hereto as Exhibit A, effective April 25, 2001, and continuing for a two (2) year term until April 26, 2003; and
WHEREAS, the Corporation and the Executive entered into Amendment No. 1 to Consulting Agreement, effective April 26, 2003, a true and correct copy of which is attached hereto as Exhibit B, extending the term of the Consulting Agreement for an additional two (2) year period until April 26, 2005; and
WHEREAS, the Corporation and the Executive entered into Amendment No. 2 to the Consulting Agreement, effective April 26, 2005, a true and correct copy of which is attached hereto as Exhibit C, extending the term of the Consulting Agreement for an additional one (1) year period until April 26, 2006; and
WHEREAS, the Corporation and the Executive entered into Amendment No. 3 to the Consulting Agreement, effective April 26, 2006, a true and correct copy of which is attached hereto as Exhibit D, extending the term of the Consulting Agreement for an additional one (1) year period until April 26, 2007; and
WHEREAS, the Corporation and the Executive now desire to extend the term of the Consulting Agreement upon the same terms and conditions for an additional one (1) year period until April 26, 2008;
NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, and intending to be legally bound hereby, THE PARTIES AGREE AS FOLLOWS:
The term of the Consulting Agreement effective April 25, 2001 between the parties as amended by Amendment No. 1 effective April 26, 2003, Amendment No. 2 effective April 26, 2005, and Amendment No. 3 effective April 26, 2006 shall be, and the same hereby is, extended for an additional one (1) year period from April 26, 2007 until April 26, 2008 upon the same terms and conditions.
     IN WITNESS WHEREOF, effective April 26, 2007, the parties have executed this AMENDMENT NO. 4 to the Consulting Agreement.

MICHAEL BAKER CORPORATION
Attest:	(The “Corporation”)

/s/ Marcia S. Wolk	By:	/s/ H. James McKnight
Marcia S. Wolk		H. James McKnight
Assistant Secretary		Executive Vice President

Witness:	Richard L. Shaw
(The “Executive”)

/s/ Patricia A. Smith	/s/ Richard L. Shaw